Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Fourth Quarter and Full Year 2014

Earnings, Record Earnings Per Share

Stamford, CT – February 11, 2015 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $19.3 million, or $1.31 per diluted share, for the three months ended December 31, 2014 compared to $14.3 million, or $1.00 per diluted share, for the comparable period in 2013. Net operating earnings were $18.4 million, or $1.25 per diluted share, for the fourth quarter of 2014 compared to $16.1 million, or $1.13 per diluted share, for the comparable period in 2013.

For the twelve months ended December 31, 2014, the Company reported net income of $95.3 million, or $6.51 per diluted share compared to $63.5 million, or $4.42 per diluted share, for the comparable period in 2013. Net operating earnings were $80.5 million, or $5.49 per diluted share, for the twelve months ended December 31, 2014 compared to $61.7 million, or $4.30 per diluted share, for the comparable period in 2013.

Gross written premiums and net written premiums for the three months ended December 31, 2014 were $333.3 million and $228.0 million, respectively, an increase of 0.1% and 2.0% from the comparable period in 2013.

Gross written premiums and net written premiums for the twelve months ended December 31, 2014 were $1.4 billion and $1.0 billion, respectively, an increase of 4.5% and 12.6% from the comparable period in 2013.

The combined loss and expense ratio for the three and twelve months ended December 31, 2014 was 93.8% and 92.6%, respectively, compared to 94.0% and 94.8% for the comparable periods in 2013.

“Our profitable fourth quarter results capped an excellent year for Navigators, as we achieved our eighth consecutive quarter of underwriting profit,” said Stan Galanski, President and Chief Executive Officer. “We are pleased with our 2014 financial performance in which book value per share increased by 13.2%, the combined ratio improved to 92.6% and diluted earnings per share increased by 47.1% to a record $6.51.”

Stockholders’ equity was $1.0 billion, or $71.93 per share, as of December 31, 2014 compared to $902.2 million, or $63.54 per share, as of December 31, 2013.

400 Atlantic Street	Stamford, CT 06901
TEL (203) 905-6090	FAX (203) 658-1821

News Release

February 11, 2015

Net investment income for the three and twelve months ended December 31, 2014 was $16.1 million and $64.2 million, respectively, an increase of 12.7% and 14.1% from the comparable periods in 2013. The annualized pre-tax investment yield, excluding net realized gains and losses, was 2.3% for both the three and twelve months ended December 31, 2014, compared to 2.3% and 2.4% for each of the comparable periods in 2013. The effective tax rate on net investment income for the three and twelve months ended December 31, 2014 was 27.2% and 27.4%, respectively.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.8 years as of December 31, 2014. As of December 31, 2014, net unrealized gains within our investment portfolio were $71.4 million, an increase of $35.4 million compared to December 31, 2013.

There were $0.8 million and $12.8 million of net realized gains, including other-than-temporary impairment losses recognized in earnings, for the three and twelve months ended December 31, 2014, respectively, compared to $15.2 million and $20.5 million for the same periods in 2013.

Other income for the twelve months ended December 31, 2014 includes a one-time foreign exchange gain of $10.0 million ($6.6 million after-tax) due to a change in the functional currency of our Lloyd’s Operations, which is equally offset by a reversal within the Accumulated Other Comprehensive Income component of stockholders’ equity.

Consolidated net cash flow from operations for the three and twelve months ended December 31, 2014 was $41.1 million and $222.5 million, respectively, compared to $6.9 million and $136.9 million for the comparable periods in 2013.

The Company will hold a conference call on Thursday, February 12, 2015 starting at 8:30 a.m. ET to discuss the 2014 fourth quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (888-428-9473) and the international dial-in is (719) 325-2495. Participants may connect to the webcast at:

http://edge.media-server.com/m/p/vprqdsnq

Net operating earnings, or net income excluding after-tax net realized gains (losses), after-tax net other-than-temporary impairment losses recognized in earnings, and after-tax foreign exchange gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency), is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd’s. Navigators has offices in the United States, the United Kingdom and Continental Europe, as well as representative offices in China and Brazil.

The Navigators Group, Inc. logo is available at http://www.globenewswire.com/newsroom/prs /?pkgid=7778

News Release

February 11, 2015

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
Results of Operations	2014	2013	Change	2014	2013	Change

Gross written premiums	$333,299	$333,091	0.1%	$1,432,353	$1,370,517	4.5%
Net written premiums	228,007	223,445	2.0%	1,000,138	887,922	12.6%

Revenues:
Net earned premiums	234,172	219,902	6.5%	935,895	841,939	11.2%
Net investment income	16,071	14,254	12.7%	64,168	56,251	14.1%
Total other-than-temporary impairment losses	(21)	(530)	-96.0%	137	(2,393)	NM
Portion of loss recognized in other comprehensive income (before tax)	21	—	NM	(137)	—	NM

Net other-than-temporary impairment losses recognized in earnings	—	(530)	NM	—	(2,393)	NM
Net realized gains (losses)	788	15,768	-95.0%	12,812	22,939	-44.1%
Other income	586	(665)	NM	10,656	(1,172)	NM

Total revenues	251,617	248,729	1.2%	1,023,531	917,564	11.5%

Expenses:
Net losses and loss adjustment expenses	134,658	131,385	2.5%	545,229	518,961	5.1%
Commission expenses	33,708	30,863	9.2%	125,528	113,494	10.6%
Other operating expenses	51,299	43,826	17.1%	196,825	164,434	19.7%
Call premium on Senior Notes	—	17,895	NM	—	17,895	NM
Interest expense	3,854	4,351	-11.4%	15,413	10,507	46.7%

Total expenses	223,519	228,320	-2.1%	882,995	825,291	7.0%

Income before income taxes	28,098	20,409	37.7%	140,536	92,273	52.3%

Income tax expense (benefit)	8,823	6,076	45.2%	45,207	28,807	56.9%

Net income (loss)	$19,275	$14,333	34.5%	$95,329	$63,466	50.2%

Per Share Data
Net income per common share:
Basic	$1.35	$1.01	33.5%	$6.69	$4.49	48.9%
Diluted	$1.31	$1.00	30.6%	$6.51	$4.42	47.1%

Average common shares outstanding:
Basic	14,280,045	14,172,908		14,259,768	14,133,925
Diluted	14,715,265	14,434,137		14,646,369	14,345,553

Underwriting Ratios
Loss Ratio	57.5%	59.7%		58.3%	61.6%
Expense Ratio	36.3%	34.3%		34.3%	33.2%

Combined Ratio	93.8%	94.0%		92.6%	94.8%

Balance Sheet Data	Dec. 31, 2014	Sep. 30, 2014		Dec. 31, 2014	Dec. 31, 2013
Stockholders’ equity	$1,027,224	$996,593	3.1%	$1,027,224	$902,212	13.9%
Book value per share	$71.93	$69.85	3.0%	$71.93	$63.54	13.2%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	December 31,	December 31,
	2014	2013
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2014, $2,323,959; 2013, $2,036,999)	$2,365,934	$2,047,873
Equity securities, available-for-sale, at fair value (cost: 2014, $154,843; 2013, $118,804)	184,295	143,954
Short-term investments, at fair value (amortized cost: 2014: $179,527; 2013: $296,250)	179,506	296,250
Cash	90,751	86,509

Total investments and cash	2,820,486	2,574,586

Premiums receivable	342,479	325,025
Prepaid reinsurance premiums	237,851	247,822
Reinsurance recoverable on paid losses	51,347	38,384
Reinsurance recoverable on unpaid losses and loss adjustment expenses	851,498	822,438
Deferred policy acquisition costs	79,452	67,007
Accrued investment income	14,791	13,866
Goodwill and other intangible assets	7,013	7,177
Current income tax receivable, net	14,549	14,299
Deferred income tax, net	—	23,806
Receivable for investments sold	326	3
Other assets	44,384	35,039

Total assets	$4,464,176	$4,169,452

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,159,634	$2,045,071
Unearned premiums	766,167	714,606
Reinsurance balances payable	152,774	167,252
Senior notes	263,440	263,308
Deferred income tax, net	1,467	—
Payable for investments purchased	134	7,624
Accounts payable and other liabilities	93,336	69,379

Total liabilities	3,436,952	3,267,240

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	$—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,792,846 shares for 2014 and 17,709,876 shares for 2013	1,778	1,770
Additional paid-in capital	347,022	335,546
Treasury stock, at cost (3,511,380 shares for 2014 and 2013)	(155,801)	(155,801)
Retained earnings	787,666	692,337
Accumulated other comprehensive income	46,559	28,360

Total stockholders’ equity	1,027,224	902,212

Total liabilities and stockholders’ equity	$4,464,176	$4,169,452

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

	Three Months			Twelve Months
Gross Written Premiums:	2014	2013	Change	2014	2013	Change
Insurance Companies:
Marine	$38,285	$38,986	-1.8%	$177,363	$171,822	3.2%
Property Casualty	182,238	172,800	5.5%	755,059	700,087	7.9%
Professional Liability	26,922	32,687	-17.6%	113,032	130,366	-13.3%

	247,445	244,473	1.2%	1,045,454	1,002,275	4.3%
Lloyd’s Operations:
Marine	40,577	45,500	-10.8%	188,107	181,046	3.9%
Property Casualty	24,603	27,378	-10.1%	126,016	129,522	-2.7%
Professional Liability	20,674	15,740	31.3%	72,776	57,674	26.2%

	85,854	88,618	-3.1%	386,899	368,242	5.1%

Total	$333,299	$333,091	0.1%	$1,432,353	$1,370,517	4.5%

Net Written Premiums:	Three Months			Twelve Months
	2014	2013	Change	2014	2013	Change
Insurance Companies:
Marine	$22,970	$24,893	-7.7%	$123,617	$119,837	3.2%
Property Casualty	136,185	124,727	9.2%	554,844	462,942	19.9%
Professional Liability	13,142	21,399	-38.6%	74,312	97,229	-23.6%

	172,297	171,019	0.7%	752,773	680,008	10.7%
Lloyd’s Operations:
Marine	30,389	34,214	-11.2%	144,327	134,627	7.2%
Property Casualty	11,233	9,080	23.7%	55,917	42,334	32.1%
Professional Liability	14,088	9,132	54.3%	47,121	30,953	52.2%

	55,710	52,426	6.3%	247,365	207,914	19.0%

Total	$228,007	$223,445	2.0%	$1,000,138	$887,922	12.6%

Net Earned Premiums:	Three Months			Twelve Months
	2014	2013	Change	2014	2013	Change
Insurance Companies:
Marine	$27,568	$29,263	-5.8%	$123,203	$129,276	-4.7%
Property Casualty	131,141	111,526	17.6%	496,209	409,480	21.2%
Professional Liability	19,518	24,709	-21.0%	85,162	100,582	-15.3%

	178,227	165,498	7.7%	704,574	639,338	10.2%
Lloyd’s Operations:
Marine	31,003	35,758	-13.3%	141,471	138,690	2.0%
Property Casualty	13,937	10,809	28.9%	51,338	37,722	36.1%
Professional Liability	11,005	7,837	40.4%	38,512	26,189	47.1%

	55,945	54,404	2.8%	231,321	202,601	14.2%

Total	$234,172	$219,902	6.5%	$935,895	$841,939	11.2%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

December 31, 2014

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$247,445	$85,854	$—	$333,299
Net written premiums	172,297	55,710	—	228,007

Net earned premiums	178,227	55,945	—	234,172
Net losses and loss adjustment expenses	(111,042)	(23,616)	—	(134,658)
Commission expenses	(22,701)	(11,569)	562	(33,708)
Other operating expenses	(35,712)	(15,587)	—	(51,299)
Other underwriting income (expense)	645	15	(562)	98

Underwriting profit (loss)	9,417	5,188	—	14,605

Net investment income	14,161	1,890	20	16,071
Net realized gains (losses)	347	441	—	788
Call premium on Senior Notes	—	—	—	—
Interest expense	—	—	(3,854)	(3,854)
Other income (expense)	(1,063)	1,551	—	488

Income (loss) before income taxes	22,862	9,070	(3,834)	28,098

Income tax expense (benefit)	6,959	3,132	(1,268)	8,823

Net income (loss)	$15,903	$5,938	$(2,566)	$19,275

Losses and loss adjustment expenses ratio	62.3%	42.2%		57.5%
Commission expense ratio	12.7%	20.7%		14.4%
Other operating expense ratio (2)	19.7%	27.8%		21.9%

Combined ratio	94.7%	90.7%		93.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other underwriting income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

December 31, 2013

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$244,473	$88,618	$—	$333,091
Net written premiums	171,019	52,426	—	223,445

Net earned premiums	165,498	54,404	—	219,902
Net losses and loss adjustment expenses	(106,445)	(24,940)	—	(131,385)
Commission expenses	(22,003)	(9,465)	605	(30,863)
Other operating expenses	(32,238)	(11,588)	—	(43,826)
Other underwriting income (expense)	461	(521)	(605)	(665)

Underwriting profit (loss)	5,273	7,890	—	13,163

Net investment income	12,332	1,923	(1)	14,254
Net realized gains (losses)	14,599	639	—	15,238
Call premium on Senior Notes	—	—	(17,895)	(17,895)
Interest expense	—	—	(4,351)	(4,351)
Other income (expense)	—	—	—	—

Income (loss) before income taxes	32,204	10,452	(22,247)	20,409

Income tax expense (benefit)	10,411	3,608	(7,943)	6,076

Net income (loss)	$21,793	$6,844	$(14,304)	$14,333

Losses and loss adjustment expenses ratio	64.3%	45.8%		59.7%
Commission expense ratio	13.3%	17.4%		14.0%
Other operating expense ratio (2)	19.2%	22.3%		20.3%

Combined ratio	96.8%	85.5%		94.0%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Twelve Months Ended

December 31, 2014

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$1,045,454	$386,899	$—	$1,432,353
Net written premiums	752,773	247,365	—	1,000,138

Net earned premiums	704,574	231,321	—	935,895
Net losses and loss adjustment expenses	(434,396)	(110,833)	—	(545,229)
Commission expenses	(85,137)	(42,558)	2,167	(125,528)
Other operating expenses	(138,675)	(58,150)	—	(196,825)
Other underwriting income (expense)	2,727	35	(2,167)	595

Underwriting profit (loss)	49,093	19,815	—	68,908

Net investment income	56,714	7,378	76	64,168
Net realized gains (losses)	12,715	97	—	12,812
Call premium on Senior Notes	—	—	—	—
Interest expense	—	—	(15,413)	(15,413)
Other income (expense)	(2,182)	12,243	—	10,061

Income (loss) before income taxes	116,340	39,533	(15,337)	140,536

Income tax expense (benefit)	36,609	13,885	(5,287)	45,207

Net income (loss)	$79,731	25,648	$(10,050)	$95,329

Losses and loss adjustment expenses ratio	61.7%	47.9%		58.3%
Commission expense ratio	12.1%	18.4%		13.4%
Other operating expense ratio (2)	19.2%	25.1%		20.9%

Combined ratio	93.0%	91.4%		92.6%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other underwriting income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Twelve Months Ended

December 31, 2013

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$1,002,275	$368,242	$—	$1,370,517
Net written premiums	680,008	207,914	—	887,922

Net earned premiums	639,338	202,601	—	841,939
Net losses and loss adjustment expenses	(415,413)	(103,548)	—	(518,961)
Commission expenses	(81,132)	(34,710)	2,348	(113,494)
Other operating expenses	(119,920)	(44,514)	—	(164,434)
Other underwriting income (expense)	2,764	(1,588)	(2,348)	(1,172)

Underwriting profit (loss)	25,637	18,241	—	43,878

Net investment income	49,083	7,160	8	56,251
Net realized gains (losses)	20,600	(58)	4	20,546
Call premium on Senior Notes	—	—	(17,895)	(17,895)
Interest expense	—	—	(10,507)	(10,507)
Other income (expense)	—	—	—	—

Income (loss) before income taxes	95,320	25,343	(28,390)	92,273

Income tax expense (benefit)	29,965	8,728	(9,886)	28,807

Net income (loss)	$65,355	$16,615	$(18,504)	$63,466

Losses and loss adjustment expenses ratio	65.0%	51.1%		61.6%
Commission expense ratio	12.7%	17.1%		13.5%
Other operating expense ratio (2)	18.3%	22.8%		19.7%

Combined ratio	96.0%	91.0%		94.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Three Months Ended December 31, 2014
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$27,568	$4,515	$11,283	$11,770	16.4%	40.9%	57.3%
Property Casualty	131,141	93,759	38,107	(725)	71.5%	29.1%	100.6%
Professional Liability	19,518	12,768	8,378	(1,628)	65.4%	42.9%	108.3%

Total Insurance Companies	178,227	111,042	57,768	9,417	62.3%	32.4%	94.7%

Lloyd’s Operations:
Marine	31,003	14,537	15,141	1,325	46.9%	48.8%	95.7%
Property Casualty	13,937	3,220	7,407	3,310	23.1%	53.2%	76.3%
Professional Liability	11,005	5,859	4,593	553	53.2%	41.8%	95.0%

Total Lloyd’s	55,945	23,616	27,141	5,188	42.2%	48.5%	90.7%

Total All	$234,172	$134,658	$84,909	$14,605	57.5%	36.3%	93.8%

	Three Months Ended December 31, 2013
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$29,263	$7,192	$13,257	$8,814	24.6%	45.3%	69.9%
Property Casualty	111,526	84,379	31,816	(4,669)	75.7%	28.5%	104.2%
Professional Liability	24,709	14,874	8,707	1,128	60.2%	35.2%	95.4%

Total Insurance Companies	165,498	106,445	53,780	5,273	64.3%	32.5%	96.8%

Lloyd’s Operations:
Marine	35,758	17,270	15,111	3,377	48.3%	42.3%	90.6%
Property Casualty	10,809	2,645	3,957	4,207	24.5%	36.6%	61.1%
Professional Liability	7,837	5,025	2,506	306	64.1%	32.0%	96.1%

Total Lloyd’s	54,404	24,940	21,574	7,890	45.8%	39.7%	85.5%

Total All	$219,902	$131,385	$75,354	$13,163	59.7%	34.3%	94.0%

	Amounts		Loss Ratio
Net Incurred Loss Activity For the Three Months Ended:	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2013
Insurance Companies:
Loss and LAE payments	$106,984	$135,161	60.0%	81.7%
Change in reserves	4,058	(28,716)	2.3%	-17.4%

Net incurred loss and LAE	111,042	106,445	62.3%	64.3%

Lloyd’s Operations:
Loss and LAE payments	34,984	29,424	62.5%	54.1%
Change in reserves	(11,368)	(4,484)	-20.3%	-8.3%

Net incurred loss and LAE	23,616	24,940	42.2%	45.8%

Total
Loss and LAE payments	141,968	164,585	60.6%	74.8%
Change in reserves	(7,310)	(33,200)	-3.1%	-15.1%

Net incurred loss and LAE	$134,658	$131,385	57.5%	59.7%

Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Three Months Ended:	Amounts		Loss Ratio Impact
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2013
Insurance Companies	$7,038	$(1,047)	3.0%	-0.5%
Lloyd’s Operations	12,751	624	5.4%	0.3%

Total	$19,789	$(423)	8.4%	-0.2%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Twelve Months Ended December 31, 2014
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$123,203	$46,169	$46,226	$30,808	37.5%	37.5%	75.0%
Property Casualty	496,209	337,961	142,131	16,117	68.1%	28.7%	96.8%
Professional Liability	85,162	50,266	32,728	2,168	59.0%	38.5%	97.5%

Total Insurance Companies	704,574	434,396	221,085	49,093	61.7%	31.3%	93.0%

Lloyd’s Operations:
Marine	141,471	74,569	60,633	6,269	52.7%	42.9%	95.6%
Property Casualty	51,338	17,235	24,517	9,586	33.6%	47.7%	81.3%
Professional Liability	38,512	19,029	15,523	3,960	49.4%	40.3%	89.7%

Total Lloyd’s	231,321	110,833	100,673	19,815	47.9%	43.5%	91.4%

Total All	$935,895	$545,229	$321,758	$68,908	58.3%	34.3%	92.6%

	Twelve Months Ended December 31, 2013
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$129,276	$62,617	$50,206	$16,453	48.4%	38.9%	87.3%
Property Casualty	409,480	280,530	114,660	14,290	68.5%	28.0%	96.5%
Professional Liability	100,582	72,266	33,422	(5,106)	71.8%	33.3%	105.1%

Total Insurance Companies	639,338	415,413	198,288	25,637	65.0%	31.0%	96.0%

Lloyd’s Operations:
Marine	138,690	76,454	56,377	5,859	55.1%	40.7%	95.8%
Property Casualty	37,722	13,852	16,066	7,804	36.7%	42.6%	79.3%
Professional Liability	26,189	13,242	8,369	4,578	50.6%	31.9%	82.5%

Total Lloyd’s	202,601	103,548	80,812	18,241	51.1%	39.9%	91.0%

Total All	$841,939	$518,961	$279,100	$43,878	61.6%	33.2%	94.8%

	Amounts		Loss Ratio
Net Incurred Loss Activity For the Twelve Months Ended:	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2013
Insurance Companies:
Loss and LAE payments	$344,093	$398,993	48.9%	62.4%
Change in reserves	90,303	16,420	12.8%	2.6%

Net incurred loss and LAE	434,396	415,413	61.7%	65.0%

Lloyd’s Operations:
Loss and LAE payments	110,240	114,350	47.6%	56.4%
Change in reserves	593	(10,802)	0.3%	-5.3%

Net incurred loss and LAE	110,833	103,548	47.9%	51.1%

Total
Loss and LAE payments	454,333	513,343	48.6%	61.0%
Change in reserves	90,896	5,618	9.7%	0.6%

Net incurred loss and LAE	$545,229	$518,961	58.3%	61.6%

Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Twelve Months Ended:	Amounts		Loss Ratio Impact
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2014	Dec. 31, 2013
Insurance Companies	$30,312	$(13,430)	3.2%	-1.6%
Lloyd’s Operations	25,500	14,696	2.7%	1.7%

Total	$55,812	$1,266	5.9%	0.1%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

Net Loss Reserves, December 31, 2014:	Case Reserves	IBNR Reserves	Total
Insurance Companies:
Marine	$116,652	$78,091	$194,743
Property Casualty	176,016	479,304	655,320
Professional Liability	56,594	86,264	142,858

Total Insurance Companies	349,262	643,659	992,921

Lloyd’s Operations:
Marine	145,366	69,095	$214,461
Property Casualty	22,376	17,187	39,563
Professional Liability	12,374	48,817	61,191

Total Lloyd’s Operations	180,116	135,099	315,215

Total Net Loss Reserves	$529,378	$778,758	$1,308,136

Net Loss Reserves, December 31, 2013	Case Reserves	IBNR Reserves	Total
Insurance Companies:
Marine	$122,909	$101,077	$223,986
Property Casualty	150,477	377,173	527,650
Professional Liability	61,117	89,865	150,982

Total Insurance Companies	334,503	568,115	902,618

Lloyd’s Operations:
Marine	133,060	85,685	218,745
Property Casualty	25,870	18,271	44,141
Professional Liability	14,013	43,116	57,129

Total Lloyd’s Operations	172,943	147,072	320,015

Total Net Loss Reserves	$507,446	$715,187	$1,222,633

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

December 31, 2014

As of December 31, 2014, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.8 years. The Company does not own any collateralized debt obligations (CDO’s) or asset backed commercial paper.

As of December 31, 2014, the Company owned two collateralized mortgage obligations approximating $0.4 million with subprime mortgage exposures. The securities have an effective maturity of 3.2 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $1.7 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 5.5 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of December 31, 2014:

December 31, 2014	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
	($ in thousands)
Fixed maturities:
U.S. Treasury bonds, agency bonds and foreign government bonds	$397,923	$3,431	$(5,965)	$400,457
States, municipalities and political subdivisions	541,007	19,204	(558)	522,361
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	364,622	8,476	(998)	357,144
Residential mortgage obligations	34,087	1,153	(138)	33,072
Asset-backed securities	206,413	380	(964)	206,997
Commercial mortgage-backed securities	206,318	6,630	(98)	199,786

Subtotal	811,440	16,639	(2,198)	796,999

Corporate bonds	615,564	13,048	(1,626)	604,142

Total fixed maturities	2,365,934	52,322	(10,347)	2,323,959

Equity securities - common stocks	127,183	28,520	(1,254)	99,917
Equity securities - preferred stocks	57,112	2,236	(50)	54,926

Short-term investments	179,506	—	(21)	179,527

Cash	90,751	—	—	90,751

Total	$2,820,486	$83,078	$(11,672)	$2,749,080

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

December 31, 2014

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at December 31, 2014:

Agency mortgage-backed securities:	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
GNMA	$83,452	$2,865	$(772)	$81,359
FNMA	216,133	4,059	(162)	212,236
FHLMC	65,037	1,552	(64)	63,549

Total	$364,622	$8,476	$(998)	$357,144

Residential mortgage obligations:	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
Prime	$13,457	$548	$(117)	$13,026
Alt-A	1,738	116	(21)	1,643
Subprime	390	14	—	376
Non-US RMBS	18,502	475	—	18,027

Total	$34,087	$1,153	$(138)	$33,072